UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 7, 2008
PDF SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)
000-31311
(Commission File Number)

Delaware	25-1701361
(State or Other Jurisdiction of	(I.R.S. Employer Identification No.)
Incorporation)
333 West San Carlos Street, Suite 700
San Jose, CA 95110
(Address of principal executive offices, with zip code)
(408) 280-7900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
          On August 27, 2008, PDF Solutions, Inc (the “Company”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Triant Holdings, Inc. and Triant Technologies (2005) Inc. (“Triant”), pursuant to which the Company agreed to purchase certain assets of Triant for an aggregate purchase price of approximately US$1,750,000 (the “Sale Transaction”). On October 7, 2008, the Company completed the Sale Transaction, purchasing substantially all of the assets of Triant’s Fault Detection & Classification business, including certain customer contracts, technologies and employees, other than certain receivables being retained by Triant.
          Payment terms include a cash payment of US$1,603,535 at closing, US$374,000 of such consideration to be retained in escrow for three months following the latest date on which notices are sent to creditors and potential claimants of Triant pursuant to its liquidation and wind-up following the closing of the Sale Transaction. Triant retained the right to receive from certain customers up to US$266,465 pursuant to certain retained receivables.
          A copy of the Purchase Agreement was previously disclosed in the Company’s Form 8-K filed on September 2, 2008, and is incorporated by reference herein.
          The Registrant issued a press release regarding the closing of the Sale Transaction on October 8, 2008, which is attached hereto as Exhibit 99.1.
          There are no material relations, other than in respect of the Sale Transaction, between the Company and Triant, and none of the officers or directors of the Company, the Company or Triant have any other relationship with each other.
Item 9.01 Financial Statements and Exhibits.
Financial Statements:
(a)	Financial Statements: the financial statements required by this Item, if any, will be filed by an amendment to this initial report on Form 8-K as soon as practicable, but in no event later than 71 days after this initial report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information: pro forma information required by this Item, if any, will be filed by an amendment to this initial report on Form 8-K as soon as practicable, but in no event later than 71 days after this initial report on Form 8-K is required to be filed.

(c)	Shell Company Transactions: None.

(d)	Exhibits:

Exhibit No.	Description
99.1	Press Release dated October 8, 2008 regarding the Company’s closing of the Sale Transaction whereby Company acquired certain assets of Triant Technologies (2005) Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDF SOLUTIONS, INC. (Registrant)
By:	/s/ Joy E. Leo
Joy E. Leo
Executive Vice President and Chief Administration Officer

Dated: October 14, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 8, 2008 regarding the Company’s closing of the Sale Transaction whereby Company acquired certain assets of Triant Technologies (2005) Inc.